American Beacon Sound Point Floating Rate Income Fund

SUMMARY PROSPECTUS December 11, 2015

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated December 11, 2015, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www. americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | A: SOUAX | C: SOUCX | Y: SPFYX | Institutional: SPFLX | Investor: SPFPX | SP: SPFRX

Investment Objective

The Fund's investment objective is to seek to provide a high level of current income consistent with strong risk-adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 13 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 24 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor	SP
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor	SP
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.25%
Other Expenses [2]	1.64%	1.64%	1.59%	1.49%	1.87%	1.49%
Acquired Fund Fees and Expenses [2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.30%	3.05%	2.00%	1.90%	2.28%	2.15%
Fee Waiver and/or expense reimbursement [3]	(1.05%)	(1.05%)	(1.05%)	(1.05%)	(1.05%)	(0.99%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	0.95%	0.85%	1.23%	1.16%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $250,000 or more of A Class shares that are redeemed in whole or part within18 months of purchase.
[2]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.
[3]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class, Investor Class and SP Class shares, as applicable, through December 31, 2017 to the extent that Total Annual Fund Operating Expenses exceed 1.24% for the A Class, 1.99% for the C Class, 0.94% for the Y Class, 0.84% for the Institutional Class, 1.22% for the Investor Class, and 1.15% for the SP Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through December 31, 2017. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years
A	$374	$748
C	$303	$739
Y	$97	$418
Institutional	$87	$386
Investor	$125	$504
SP	$118	$476

SP121115	American Beacon Sound Point Floating Rate Income Fund - Summary Prospectus	1

Assuming no redemption of shares:

Share Class	1 Year	3 Years
C	$203	$739

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ''turns over'' its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. The Fund's portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities, which may include bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, and commercial paper. The Fund invests primarily in senior floating rate loans ("Floating Rate Loans") which are made by banks and other large financial institutions to various companies and are senior in the borrowing companies' capital structure. Floating Rate Loans typically are of below investment grade quality (sometimes referred to as "high yield" or "junk" bonds) and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics, or are unrated but deemed by the sub-advisor to be of equivalent quality.

The sub-advisor utilizes a bottom-up, fundamental, research intensive approach to achieve the Fund's objective by identifying fundamentally attractive Floating Rate Loans or variable-rate investments, which it considers under-valued, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate ("LIBOR"), with or without a floor plus a fixed spread and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets. In managing the Fund, the sub-advisor seeks to invest in a portfolio of Floating Rate Loans that it believes will be less volatile over time than the general loan market. The sub-advisor considers preservation of capital when consistent with the Fund's investment objective. The Fund invests in securities without regard to maturity or duration.

The sub-advisor focuses on relative value across industries, within industries and within individual capital structures. Given the focus on relative value, the Fund has a target investment life-cycle of 3 to 12 months and does not employ a "buy-and-hold to maturity" strategy. Therefore, the Fund may have high portfolio turnover. The sub-advisor generally sells a security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

The interest rates payable on Floating Rate Loans and other floating rate debt securities are not fixed and may fluctuate based upon changes in market rates.  The Floating Rate Loans in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan. As short-term interest rates decline, interest payable to the Fund typically should decrease. Alternatively, during periods of increasing interest rates, changes in the interest rates of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates.  The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans. Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

The Fund may invest a portion of its assets in high quality fixed-income securities, money market instruments, money market mutual funds, exchange-traded funds, or hold cash or cash equivalents in such amounts as the sub-advisor deems appropriate under certain circumstances, including when the sub-advisor believes the Fund needs to retain cash. Money market instruments, exchange-traded funds, or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Floating Rate Securities Risk
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the interest rates of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

2	American Beacon Sound Point Floating Rate Income Fund - Summary Prospectus

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to changes in interest rates. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates.  The prices of fixed income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.  An increase in interest rates can impact markets broadly as well. For example, some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Loan Interests Risk
Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Non-Diversification Risk
The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of investments.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment Risk
Prepayment risk is the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity.  If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Reliance on Corporate Management and Financial Reporting Risk
The Fund may trade various corporate debt instruments and collateralized debt securities. The sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Selection Risk
Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. It may not be possible to predict or to hedge against a

American Beacon Sound Point Floating Rate Income Fund - Summary Prospectus	3

widening in the yield of the securities selected by the sub-advisor. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Fund Performance

The bar chart and table below provide an indication of the risk of investing in the Fund . The table discloses how the Fund's performance for the past calendar year and since inception period through December 31, 2014 compares to a broad-based market index, which is the Fund's benchmark index and was the benchmark index of the Fund's predecessor.

The SP Class shares and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Investor Class shares and Institutional Class shares, respectively, of the Fund's predecessor. The chart below shows the performance of the Fund's Institutional Class shares for all periods. The table below shows the performance of the Fund's SP Class and Institutional Class shares for all periods. The performance shown for the SP Class shares represents the performance of the predecessor Fund's Institutional Class shares from December 31, 2013 through May 30, 2014 and the performance of the predecessor Fund's Investor Class shares from May 31, 2014 through December 31, 2014. The predecessor Fund's Institutional Class shares would have had similar annual returns to its Investor Class shares because the shares are invested in the same portfolio securities. However, the Institutional Class shares had different expenses than the Investor Class shares.

Performance information of A Class, C Class, Y Class and Investor Class shares of the Fund is not provided because these share classes of the Fund did not commence operations prior to the date of this Prospectus. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns. Year Ended 12/31*
Highest Quarterly Return: 2.37% 1st Quarter 2013 1/1/2013 through 12/31/2014 Lowest Quarterly Return: 0.10% 3rd Quarter 2014 1/1/2013 through 12/31/2014
*	The year-to-date return as of September 30, 2015 was 5.19%.

Average annual total returns for periods ended December 31, 2014
	1 Year	Since Inception (December 3, 2012)
Institutional Class
Returns Before Taxes	4.21%	6.49%
Returns After Taxes on Distributions	1.33%	3.84%
Returns After Taxes on Distributions and Sales of Fund Shares	2.45%	3.77%

	1 Year	Since Inception (May 31, 2014)
Share Class (Before Taxes)
SP	4.21%	6.49%

	1 Year	Since Inception (December 3, 2012)
Index (Reflects no deduction for fees expenses or taxes)
Credit Suisse Leveraged Loan Index	2.06%	4.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown for the Fund's Institutional Class shares: after-tax returns for other share classes will vary.

4	American Beacon Sound Point Floating Rate Income Fund - Summary Prospectus

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund's investment sub-advisor is Sound Point Capital Management, LP.

Portfolio Managers

Sound Point	Stephen Ketchum * Managing Partner and Principal Owner Since Fund Inception (2012) Ryan Kohan Portfolio Manager Since (2015)	Rick Richert * Portfolio Manager Since Fund Inception (2012)
*	Includes Predecessor Fund.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
SP *	$1,000	$50	None
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
*

SP Class shares are offered to retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class shares of the Sound Point Floating Rate Income Fund prior to its reorganization into the American Beacon Sound Point Floating Rate Income Fund.

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

American Beacon Sound Point Floating Rate Income Fund - Summary Prospectus	5